Exhibit 21

Name of Entity	State of Formation
12TH* STREET RESIDENTIAL, LTD.	TX
77 HUDSON STREET JOINT DEVELOPMENT, L.L.C.	DE
ALFORD, L.L.C.	VA
BRIGHTBEACH DEVELOPMENT, LTD.	TX
BRIGHTCHASE, LTD.	TX
BRIGHTON HOMES AT WALDEN MANAGEMENT, L.L.C.	DE
BRIGHTON HOMES AT WALDEN, LTD.	TX
BUILDER SERVICES NJ, L.L.C.	NJ
BUILDER SERVICES NY, L.L.C.	NY
BUILDER SERVICES PA, L.L.C.	PA
COBBLESTONE SQUARE DEVELOPMENTS, L.L.C.	VA
DULLES COPPERMINE, L.L.C.	VA
EASTERN TITLE AGENCY, INC.	NJ
F&W MECHANICAL SERVICES, L.L.C.	NJ
FIRST FLORIDA TITLE INSURANCE AGENCY, L.L.C.	FL
FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.	MD
FOUNDERS TITLE AGENCY, INC.	VA
GOVERNOR’S ABSTRACT CO., INC.	PA
GREENWAY FARMS UTILITY ASSOCIATES, L.L.C.	MD
HERITAGE PINES, L.L.C.	NC
HEXTER-FAIR LAND TITLE COMPANY I, INC.	TX
HOMEBUYERS FINANCIAL SERVICES, L.L.C.	MD
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.	FL
HOVNANIAN ENTERPRISES, INC (PARENT COMPANY)	DE
HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.	CA
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.	FL
HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C.	GA
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.	MD
HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.	NJ
HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.	NC
HOVNANIAN LAND INVESTMENT GROUP OF PENNSYLVANIA, L.L.C.	PA
HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.	TX
HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.	VA
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.	MD
HOVSTONE HOLDINGS, L.L.C.	DE
HOVSTONE PROPERTIES FLORIDA, L.L.C.	DE
HOVSTONE PROPERTIES ILLINOIS, L.L.C.	DE
HOVSTONE PROPERTIES MINNESOTA, L.L.C.	DE
HUDSON POINTE JOINT DEVELOPMENT, L.L.C.	DE
HUNTER MILL VILLAGE, L.L.C.	VA
INGLEWOOD NORTH, L.L.C.	MD
JAEGER ROAD 530, L.L.C.	CA
K. HOV INTERNATIONAL, INC.	NJ
K. HOV IP, II, INC.	CA
K. HOV IP, INC.	CA
K. HOVNANIAN 77 HUDSON STREET INVESTMENTS, L.L.C.	NJ
K. HOVNANIAN ACQUISITIONS, INC.	NJ
K. HOVNANIAN AMERICAN MORTGAGE, L.L.C.	NJ
K. HOVNANIAN AT 3 CHAPMAN, L.L.C.	CA
K. HOVNANIAN AT 4S, L.L.C.	CA
K. HOVNANIAN AT 77 HUDSON STREET URBAN RENEWAL COMPANY, L.L.C.	NJ
K. HOVNANIAN AT ABERDEEN URBAN RENEWAL, L.L.C.	NJ
K. HOVNANIAN AT ACQUA VISTA, L.L.C.	CA
K. HOVNANIAN AT ALISO, L.L.C.	CA
K. HOVNANIAN AT ALLENBERRY, L.L.C.	PA
K. HOVNANIAN AT ALLENTOWN, L.L.C	PA
K. HOVNANIAN AT ARBOR HEIGHTS, LLC	CA
K. HOVNANIAN AT AVENUE ONE, L.L.C.	CA
K. HOVNANIAN AT BARNEGAT I, L.L.C.	NJ
K. HOVNANIAN AT BARNEGAT II, L.L.C.	NJ
K. HOVNANIAN AT BARNEGAT III, L.L.C.	NJ
K. HOVNANIAN AT BELLA LAGO, L.L.C.	CA
K. HOVNANIAN AT BERKELEY, L.L.C.	NJ
K. HOVNANIAN AT BERNARDS IV, INC.	NJ

K. HOVNANIAN AT BERNARDS V, L.L.C.	DE
K. HOVNANIAN AT BLUE HERON PINES, L.L.C.	NJ
K. HOVNANIAN AT BRANCHBURG III, INC.	NJ
K. HOVNANIAN AT BRIDGEPORT, INC.	CA
K. HOVNANIAN AT BRIDGEWATER I, L.L.C	NJ
K. HOVNANIAN AT BRIDGEWATER VI, INC.	NJ
K. HOVNANIAN AT BRIDLEWOOD, L.L.C.	CA
K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.	PA
K. HOVNANIAN AT BURLINGTON III, INC.	NJ
K. HOVNANIAN AT BURLINGTON, INC.	NJ
K. HOVNANIAN AT CALABRIA, INC.	CA
K. HOVNANIAN AT CAMDEN I, L.L.C.	NJ
K. HOVNANIAN AT CAMP HILL, L.L.C.	PA
K. HOVNANIAN AT CAPISTRANO, L.L.C.	CA
K. HOVNANIAN AT CARMEL DEL MAR, INC.	CA
K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.	CA
K. HOVNANIAN AT CASTILE, INC.	CA
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.	NJ
K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.	NJ
K. HOVNANIAN AT CHAPARRAL, INC.	CA
K. HOVNANIAN AT CHESTER I, L.L.C.	DE
K. HOVNANIAN AT CHESTERFIELD II, L.L.C.	NJ
K. HOVNANIAN AT CHESTERFIELD, L.L.C.	NJ
K. HOVNANIAN AT CIELO, L.L.C.	CA
K. HOVNANIAN AT CLARKSTOWN, INC.	NY
K. HOVNANIAN AT CLIFTON II, L.L.C.	NJ
K. HOVNANIAN AT CLIFTON, L.L.C.	NJ
K. HOVNANIAN AT CORTEZ HILL, L.L.C.	CA
K. HOVNANIAN AT CRANBURY, L.L.C.	NJ
K. HOVNANIAN AT CRESTLINE, INC.	CA
K. HOVNANIAN AT CURRIES WOODS, L.L.C.	NJ
K. HOVNANIAN AT DENVILLE, L.L.C.	NJ
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT DOMINGUEZ HILLS, INC.	CA
K. HOVNANIAN AT DOVER, L.L.C.	NJ
K. HOVNANIAN AT EAST WHITELAND I, INC.	PA
K. HOVNANIAN AT EASTLAKE, LLC	CA
K. HOVNANIAN AT EDGEWATER II, L.L.C.	NJ
K. HOVNANIAN AT EDGEWATER, L.L.C.	NJ
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.	NJ
K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.	CA
K. HOVNANIAN AT EVERGREEN, L.L.C.	CA
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.	NJ
K. HOVNANIAN AT FLORENCE I, L.L.C.	NJ
K. HOVNANIAN AT FLORENCE II, L.L.C.	NJ
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.	NJ
K. HOVNANIAN AT FORKS TWP. I, L.L.C.	PA
K. HOVNANIAN AT FRANKLIN, L.L.C.	NJ
K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.	NJ
K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.	CA
K. HOVNANIAN AT GREAT NOTCH, L.L.C.	NJ
K. HOVNANIAN AT GUTTENBERG, L.L.C.	NJ
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.	NJ
K. HOVNANIAN AT HACKETTSTOWN, INC.	NJ
K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.	NJ
K. HOVNANIAN AT HAMBURG, L.L.C.	NJ
K. HOVNANIAN AT HAWTHORNE, L.L.C	NJ
K. HOVNANIAN AT HAZLET, L.L.C.	NJ
K. HOVNANIAN AT HERSHEY’S MILL, INC.	PA

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.	MN
K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.	CA
K. HOVNANIAN AT HIGHWATER, L.L.C.	CA
K. HOVNANIAN AT HILLTOP, L.L.C.	NJ
K. HOVNANIAN AT HOPEWELL IV, INC.	NJ
K. HOVNANIAN AT HOPEWELL VI, INC.	NJ
K. HOVNANIAN AT HOWELL TOWNSHIP, INC.	NJ
K. HOVNANIAN AT HUDSON POINTE, L.L.C.	NJ
K. HOVNANIAN AT JACKSON I, L.L.C.	NJ
K. HOVNANIAN AT JACKSON, L.L.C.	NJ
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.	NJ
K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.	NJ
K. HOVNANIAN AT KEYPORT, L.L.C.	NJ
K. HOVNANIAN AT KING FARM, L.L.C.	MD
K. HOVNANIAN AT KINGS GRANT I, INC.	NJ
K. HOVNANIAN AT LA COSTA GREENS, L.L.C.	CA
K. HOVNANIAN AT LA COSTA, L.L.C	CA
K. HOVNANIAN AT LA HABRA KNOLLS, LLC	CA
K. HOVNANIAN AT LA TERRAZA, INC.	CA
K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.	NJ
K. HOVNANIAN AT LAKE HILLS, L.L.C.	CA
K. HOVNANIAN AT LAKE RANCHO VIEJO, L.L.C.	CA
K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.	VA
K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.	VA
K. HOVNANIAN AT LAKEWOOD, INC.	NJ
K. HOVNANIAN AT LAWRENCE V, L.L.C.	DE
K. HOVNANIAN AT LINWOOD, L.L.C.	NJ
K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.	NJ
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.	NJ
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.	NJ
K. HOVNANIAN AT LONG BRANCH I, L.L.C.	NJ
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.	PA
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.	PA
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.	PA
K. HOVNANIAN AT LOWER MORELAND I, L.L.C.	PA
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.	PA
K. HOVNANIAN AT LOWER MORELAND III, L.L.C.	PA
K. HOVNANIAN AT LOWER SAUCON, INC.	PA
K. HOVNANIAN AT MACUNGIE, L.L.C.	PA
K. HOVNANIAN AT MAHWAH II, INC.	NJ
K. HOVNANIAN AT MAHWAH VI, INC.	NJ
K. HOVNANIAN AT MAHWAH VII, INC.	NJ
K. HOVNANIAN AT MANALAPAN II, L.L.C.	NJ
K. HOVNANIAN AT MANALAPAN III, LLC	NJ
K. HOVNANIAN AT MANALAPAN, INC.	NJ
K. HOVNANIAN AT MANSFIELD I, LLC	DE
K. HOVNANIAN AT MANSFIELD II, LLC	DE
K. HOVNANIAN AT MANSFIELD III, L.L.C.	NJ
K. HOVNANIAN AT MAPLE AVENUE I, L.L.C.	NJ
K. HOVNANIAN AT MAPLE AVENUE, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO II, INC.	NJ
K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.	NJ
K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.	NJ
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO VI, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO VII, L.L.C.	NJ
K. HOVNANIAN AT MATSU, L.L.C.	CA
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.	CA
K. HOVNANIAN AT MENIFEE, L.L.C.	CA

K. HOVNANIAN AT METRO DC SOUTH, INC.	VA
K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.	NJ
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.	NJ
K. HOVNANIAN AT MIDDLETOWN, L.L.C.	DE
K. HOVNANIAN AT MILLVILLE I, L.L.C.	NJ
K. HOVNANIAN AT MILLVILLE II, L.L.C.	NJ
K. HOVNANIAN AT MILLVILLE III, L.L.C.	NJ
K. HOVNANIAN AT MOCKINGBIRD CANYON, L.L.C.	CA
K. HOVNANIAN AT MONROE II, INC.	NY
K. HOVNANIAN AT MONROE III, L.L.C.	NJ
K. HOVNANIAN AT MONROE IV, L.L.C.	NJ
K. HOVNANIAN AT MONROE NJ, L.L.C.	NJ
K. HOVNANIAN AT MONTGOMERY I, INC.	PA
K. HOVNANIAN AT MONTVALE, L.L.C.	NJ
K. HOVNANIAN AT MOSAIC, LLC	CA
K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.	NJ
K. HOVNANIAN AT NEW WINDSOR, L.L.C.	NY
K. HOVNANIAN AT NORTH BERGEN, L.L.C.	NJ
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.	DE
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.	NJ
K. HOVNANIAN AT NORTH CALDWELL, L.L.C.	NJ
K. HOVNANIAN AT NORTH HALEDON, L.L.C.	NJ
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.	NJ
K. HOVNANIAN AT NORTHAMPTON. L.L.C.	PA
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.	NY
K. HOVNANIAN AT NORTHFIELD, L.L.C.	NJ
K. HOVNANIAN AT NORTHLAKE, INC.	CA
K. HOVNANIAN AT OCEAN TOWNSHIP, INC.	NJ
K. HOVNANIAN AT OCEAN WALK, INC.	CA
K. HOVNANIAN AT OCEANPORT, L.L.C.	NJ
K. HOVNANIAN AT OLD BRIDGE, L.L.C.	NJ
K. HOVNANIAN AT OLDE ORCHARD, LLC	CA
K. HOVNANIAN AT ORANGE HEIGHTS, LLC	CA
K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.	CA
K. HOVNANIAN AT PACIFICA SAN JUAN, L.L.C.	CA
K. HOVNANIAN AT PARAMUS, LLC	NJ
K. HOVNANIAN AT PARK LANE, L.L.C.	CA
K. HOVNANIAN AT PARKSIDE, L.L.C.	CA
K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.	NJ
K. HOVNANIAN AT PEAPACK-GLADSTONE, L.L.C.	NJ
K. HOVNANIAN AT PERKIOMEN I, INC.	PA
K. HOVNANIAN AT PERKIOMEN II, INC.	PA
K. HOVNANIAN AT PHILADELPHIA I, L.L.C.	PA
K. HOVNANIAN AT PHILADELPHIA II, L.L.C.	PA
K. HOVNANIAN AT PHILADELPHIA III, L.L.C.	PA
K. HOVNANIAN AT PHILADELPHIA IV L.L.C.	PA
K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.	CA
K. HOVNANIAN AT PITTSGROVE, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL II, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL III, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.	NJ
K. HOVNANIAN AT PRADO, L.L.C.	CA
K. HOVNANIAN AT PRINCETON LANDING, L.L.C.	NJ
K. HOVNANIAN AT PRINCETON NJ, L.L.C.	NJ

K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.	CA
K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.	CA
K. HOVNANIAN AT RANDOLPH I, L.L.C.	NJ
K. HOVNANIAN AT RAPHO, L.L.C.	PA
K. HOVNANIAN AT READINGTON II, L.L.C.	NJ
K. HOVNANIAN AT RED BANK, L.L.C.	NJ
K. HOVNANIAN AT RESERVOIR RIDGE, INC.	NJ
K. HOVNANIAN AT RIDGEMONT, L.L.C.	NJ
K. HOVNANIAN AT RIDGESTONE, L.L.C.	MN
K. HOVNANIAN AT RIVERBEND, L.L.C.	CA
K. HOVNANIAN AT RODERUCK. L.L.C.	MD
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.	CA
K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.	CA
K. HOVNANIAN AT SAGE, L.L.C.	CA
K. HOVNANIAN AT SAN SEVAINE, INC.	CA
K. HOVNANIAN AT SARATOGA, INC.	CA
K. HOVNANIAN AT SAWMILL, INC.	PA
K. HOVNANIAN AT SAYREVILLE, L.L.C.	NJ
K. HOVNANIAN AT SCOTCH PLAINS II, INC.	NJ
K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.	NJ
K. HOVNANIAN AT SILVER SPRING, L.L.C.	PA
K. HOVNANIAN AT SKYE ISLE, L.L.C.	CA
K. HOVNANIAN AT SMITHVILLE III, L.L.C.	NJ
K. HOVNANIAN AT SMITHVILLE, INC.	NJ
K. HOVNANIAN AT SOMERS POINT, LLC	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.	NJ
K. HOVNANIAN AT SPARTA, L.L.C.	NJ
K. HOVNANIAN AT SPRINGCO, L.L.C.	NJ
K. HOVNANIAN AT SPRINGFIELD, L.L.C.	NJ
K. HOVNANIAN AT STONE CANYON, INC.	CA
K. HOVNANIAN AT STONY POINT, INC.	NY
K. HOVNANIAN AT SUNSETS, L.L.C.	CA
K. HOVNANIAN AT SYCAMORE, INC.	CA
K. HOVNANIAN AT TANNERY HILL, INC.	NJ
K. HOVNANIAN AT TEANECK, L.L.C.	NJ
K. HOVNANIAN AT THE BLUFF, INC.	NJ
K. HOVNANIAN AT THE CROSBY, L.L.C.	CA
K. HOVNANIAN AT THE GABLES, L.L.C.	CA
K. HOVNANIAN AT THE MONARCH, L.L.C.	NJ
K. HOVNANIAN AT THE PRESERVE, L.L.C.	CA
K. HOVNANIAN AT THOMPSON RANCH, L.L.C.	CA
K. HOVNANIAN AT THORNBURY, INC.	PA
K. HOVNANIAN AT TIERRASANTA, INC.	CA
K. HOVNANIAN AT TRAIL RIDGE, L.L.C.	CA
K. HOVNANIAN AT TRENTON URBAN RENEWAL, L.L.C.	NJ
K. HOVNANIAN AT TRENTON, L.L.C.	NJ
K. HOVNANIAN AT TROVATA, INC.	CA
K. HOVNANIAN AT TUXEDO, INC.	NY
K. HOVNANIAN AT UNION TOWNSHIP I, INC.	NJ
K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.	NJ
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.	NJ
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.	NJ
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.	NJ
K. HOVNANIAN AT UPPER MAKEFIELD I, INC.	PA
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.	PA
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.	PA
K. HOVNANIAN AT VAIL RANCH, INC.	CA
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.	NJ
K. HOVNANIAN AT VINELAND, L.L.C.	NJ
K. HOVNANIAN AT WALL TOWNSHIP VI, INC.	NJ
K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.	NJ
K. HOVNANIAN AT WANAQUE, L.L.C.	DE
K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT WASHINGTON, L.L.C.	NJ

K. HOVNANIAN AT WASHINGTONVILLE, INC.	NY
K. HOVNANIAN AT WAYNE III, INC.	NJ
K. HOVNANIAN AT WAYNE IX, L.L.C.	NJ
K. HOVNANIAN AT WAYNE V, INC.	NJ
K. HOVNANIAN AT WAYNE VIII, L.L.C.	DE
K. HOVNANIAN AT WEST BRADFORD, L.L.C.	PA
K. HOVNANIAN AT WEST FRONT STREET, L.L.C.	NJ
K. HOVNANIAN AT WEST MILFORD, L.L.C.	NJ
K. HOVNANIAN AT WEST WINDSOR, L.L.C.	DE
K. HOVNANIAN AT WILDROSE, INC.	CA
K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.	NJ
K. HOVNANIAN AT WILLOW BROOK, L.L.C.	MD
K. HOVNANIAN AT WINCHESTER, L.L.C.	CA
K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.	NJ
K. HOVNANIAN AT WOOLWICH I, L.L.C.	NJ
K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.	FL
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.	NJ
K. HOVNANIAN CLASSICS CIP, L.L.C.	NJ
K. HOVNANIAN CLASSICS, L.L.C.	NJ
K. HOVNANIAN COMPANIES NORTHEAST, INC.	NJ
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.	CA
K. HOVNANIAN COMPANIES OF MARYLAND, INC.	MD
K. HOVNANIAN COMPANIES OF METRO D.C. NORTH, L.L.C.	MD
K. HOVNANIAN COMPANIES OF NEW YORK, INC.	NY
K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.	PA
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.	CA
K. HOVNANIAN COMPANIES OF VIRGINIA, INC.	VA
K. HOVNANIAN COMPANIES, LLC	CA
K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.	CT
K. HOVNANIAN CONSTRUCTION II, INC.	NJ
K. HOVNANIAN CONSTRUCTION III, INC.	NJ
K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.	NJ
K. HOVNANIAN CRAFTBUILT HOMES OF GEORGIA, L.L.C.	GA
K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.	SC
K. HOVNANIAN CYPRUS LIMITED	INT’L
K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.	AZ
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.	CA
K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.	CT
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.	DC
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.	DE
K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.	GA
K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.	IL
K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.	IN
K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.	KY
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.	MD
K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.	MI
K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.	MN
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.	CA
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.	CA
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.	NY
K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.	NC
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.	OH
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.	PA
K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.	SC

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.	TX
K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.	VA
K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.	WV
K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.	PA
K. HOVNANIAN ENTERPRISES, INC.	CA
K. HOVNANIAN FCS, L.L.C.	FL
K. HOVNANIAN FIRST HOMES, L.L.C.	FL
K. HOVNANIAN FORECAST HOMES NORTHERN, INC.	CA
K. HOVNANIAN FORECAST HOMES SOUTHERN, INC.	CA
K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, L.L.C.	VA
K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.	SC
K. HOVNANIAN FRANCISCUS HOMES, L.L.C.	VA
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC	AZ
K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.	AZ
K. HOVNANIAN HOLDINGS NJ, LLC	NJ
K. HOVNANIAN HOMES - DFW, L.L.C.	TX
K. HOVNANIAN HOMES AT BANYON COVE, L.L.C.	VA
K. HOVNANIAN HOMES AT CAMERON STATION, L.L.C.	VA
K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.	MD
K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.	MD
K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.	MD
K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.	MD
K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.	MD
K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.	MD
K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.	MD
K. HOVNANIAN HOMES AT LAUREL HIGHLANDS, L.L.C.	VA
K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.	MD
K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.	VA
K. HOVNANIAN HOMES AT PRIMERA, L.L.C.	MD
K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.	MD
K. HOVNANIAN HOMES AT RUSSETT, L.L.C.	MD
K. HOVNANIAN HOMES AT THE EASTON, L.L.C.	VA
K. HOVNANIAN HOMES OF D.C., L.L.C.	DC
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.	DE
K. HOVNANIAN HOMES OF HOUSTON, L.L.C.	TX
K. HOVNANIAN HOMES OF INDIANA, L.L.C.	IN
K. HOVNANIAN HOMES OF MARYLAND, L.L.C.	MD
K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.	MN
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.	NC
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.	PA
K. HOVNANIAN HOMES OF SOUTH CAROLINA, L.L.C.	SC
K. HOVNANIAN HOMES OF VIRGINIA, INC.	VA
K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.	WV
K. HOVNANIAN HUDSON POINTE INVESTMENTS, L.L.C.	NJ
K. HOVNANIAN INTERNATIONAL, L.L.C.	CA
K. HOVNANIAN INVESTMENTS II, L.L.C.	NJ
K. HOVNANIAN INVESTMENTS, L.L.C.	NJ
K. HOVNANIAN MANALAPAN INVESTMENT, L.L.C.	NJ
K. HOVNANIAN MORTGAGE FUNDING, L.L.C.	DE
K. HOVNANIAN NETHERLANDS B.V.	INT’L
K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.	NJ
K. HOVNANIAN OF HOUSTON II, L.L.C.	TX
K. HOVNANIAN OHIO REALTY, L.L.C.	OH
K. HOVNANIAN OSTER HOMES, L.L.C.	OH
K. HOVNANIAN PA REAL ESTATE, INC.	PA

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.	PA
K. HOVNANIAN POLAND, SP .Z.O.O.	INT”L
K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.	NJ
K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.	NJ
K. HOVNANIAN PROPERTIES OF RED BANK, INC.	NJ
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.	NJ
K. HOVNANIAN STANDING ENTITY, L.L.C.	FL
K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.	VA
K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.	KY
K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C	MI
K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.	PA
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.	WV
K. HOVNANIAN SUMMIT HOMES, L.L.C.	OH
K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.	FL
K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.	IL
K. HOVNANIAN T&C HOMES AT MINNESOTA, L.L.C.	MN
K. HOVNANIAN T&C INVESTMENT, L.L.C.	NJ
K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.	CA
K. HOVNANIAN VENTURE I, L.L.C.	NJ
K. HOVNANIAN WINDWARD HOMES, L.L.C.	FL
K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.	VA
K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.	CA
K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, L.L.C.	CA
K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.	VA
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.	VA
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.	VA
K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC	CA
K. HOVNANIAN’S FOUR SEASONS AT HUNTFIELD, L.L.C.	WV
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.	MD
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.	MD
K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.	CA
K. HOVNANIAN’S FOUR SEASONS AT NEW KENT, L.L.C.	VA
K. HOVNANIAN’S FOUR SEASONS AT OLDE LIBERTY, L.L.C.	NC
K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.	CA
K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.	NC
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.	MN
K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.	MD
K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.	VA
K. HOVNANIAN’S FOUR SEASONS, L.L.C.	CA
K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.	NJ
KHC ACQUISITION, INC.	CA
KHIP, LLC	NJ
LANDARAMA, INC.	NJ
LAUREL HIGHLANDS, LLC	VA
M&M AT APPLE RIDGE, L.L.C.	NJ
M&M AT CHESTERFIELD, LLC	NJ
M&M AT COPPER BEECH, L.L.C.	NJ
M&M AT CRESCENT COURT	NJ
M&M AT EAST MILL, L.L.C.	NJ
M&M AT EAST RUTHERFORD, L.L.C.	NJ
M&M AT KENSINGTON WOODS, LLC	NJ
M&M AT LONG BRANCH, INC.	NJ
M&M AT MONROE WOODS, L.L.C.	NJ
M&M AT MORRISTOWN, L.L.C.	NJ
M&M AT SHERIDAN, L.L.C.	NJ
M&M AT SPARTA, L.L.C.	NJ
M&M AT SPINNAKER POINTE, L.L.C.	NJ
M&M AT SPRUCE HOLLOW, L.L.C.	NJ

M&M AT SPRUCE RUN, L.L.C.	NJ
M&M AT TAMARACK HOLLOW, L.L.C.	NJ
M&M AT THE CHATEAU, L.L.C.	NJ
M&M AT THE HIGHLANDS, L.L.C.	NJ
M&M AT WEST ORANGE, L.L.C.	NJ
M&M AT WESTPORT, L.L.C.	NJ
M&M AT WHEATENA URBAN RENEWAL, L.L.C.	NJ
M&M INVESTMENTS, L.P.	NJ
MATZEL & MUMFORD AT EGG HARBOR, L.L.C.	NJ
MATZEL & MUMFORD AT MONTGOMERY, L.L.C.	NJ
MATZEL & MUMFORD AT PHILLIPSBURG, L.L.C.	NJ
MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.	NJ
MCNJ, Inc.	NJ
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.	KY
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.	MI
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.	PA
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.	WV
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.	OH
MILLENNIUM TITLE AGENCY, LTD.	OH
MM-BEACHFRONT NORTH I, L.L.C.	NJ
MM-BEACHFRONT NORTH II, L.L.C.	NJ
MMIP, L.L.C.	NJ
MSHOV HOLDING COMPANY, L.L.C.	DE
NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.	CA
NEW HOMEBUYERS TITLE CO. (VIRGINIA) L.L.C.	VA
NEW HOMEBUYERS TITLE COMPANY, LLC.	MD
NEW HOMEBUYERS TITLE, L.L.C.(WV)	WV
NORTH MANATEE, L.L.C.	DE
NRD, L.L.C.	FL
OLD CITY DELAWARE, L.L.C.	DE
OLD CITY DEVELOPMENT, INC.	DE
OLD CITY JOINT DEVELOPMENT, L.L.C.	PA
PADDOCKS, L.L.C.	MD
PARK TITLE COMPANY, LLC	TX
PI INVESTMENTS I, L.L.C.	DE
PI INVESTMENTS II, L.L.C.	DE
PINE AYR, L.L.C.	MD
PRESTON GRANDE HOMES, INC.	NC
PRESTON PARKER, L. P.	DE
RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.	PA
RIDGEMORE UTILITY, L.L.C.	MD
RR HOUSTON DEVELOPERS, LLC	TX
RR HOUSTON DEVELOPMENT, L.P.	TX
RR HOUSTON INVESTMENT, L.P.	TX
RR HOUSTON INVESTORS, LLC	TX
SEABROOK ACCUMULATION CORPORATION	CA
STONEBROOK HOMES, INC.	CA
TERRAPIN REALTY, L.L.C.	NJ
THE LANDINGS AT SPINNAKER POINTE, L.L.C.	NJ
THE MATZEL & MUMFORD ORGANIZATION, INC.	NJ
THOMPSON RANCH JOINT DEVELOPMENT, L.L.C.	DE
TOWN HOMES AT MONTGOMERY, L.L.C.	NJ
WASHINGTON HOMES AT COLUMBIA TOWN CENTER, LLC	MD
WASHINGTON HOMES, INC.	DE
WESTMINSTER HOMES OF ALABAMA, L.L.C.	AL
WESTMINSTER HOMES OF MISSISSIPPI, L.L.C.	MS
WESTMINSTER HOMES OF TENNESSEE, INC.	TN
WESTMINSTER HOMES, INC.	NC
WH LAND I, INC	MD
WH PROPERTIES, INC.	MD
WH/PR LAND COMPANY, LLC	DE
WHI-REPUBLIC, LLC	VA
WINDWARD HOME MORTGAGE, L.L.C.	DE
WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.	MD
WOODMORE RESIDENTIAL, L.L.C.	DE
WRIGHT FARM, LLC	VA
WTC VENTURES, L.L.C.	DE